SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: NOVEMBER 15, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                                 86-0793960
(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

         At 11:30 a.m. New York City time, on November 15, 2005, the registrant hosted an investor conference call, broadcast live on the Internet at the registrant's website, to discuss its results of operations for the three and nine months ended September 30, 2005. A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On November 15, 2005, the registrant issued a press release announcing its results of operations for the three and nine months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


                            SECTION 7 - REGULATION FD

ITEM 7.01   REGULATION FD DISCLOSURE
            ------------------------

         The descriptions of the registrant's investor conference call and press release in Item 2.02 above are incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(c)  Exhibits.

     Number         Documents
     ------         ---------

     99.1           Transcript of November 15, 2005 conference call.

     99.2 Press Release, dated November 15, 2005, announcing results of operations for the three and nine months ended September 30, 2005.

         The information included in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INCENTRA SOLUTIONS, INC.


Date:  November 16, 2005                     By:  /s/PAUL MCKNIGHT
                                                  ------------------------------
                                                  Paul McKnight
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

         Number       Documents
         ------       ---------

         99.1         Transcript of November 15, 2005 conference call.

         99.2 Press Release, dated November 15, 2005, announcing results of operations for the three and nine months ended September 30, 2005.